UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

City Office REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

666 Burrard Street
Suite 3210
Vancouver, British Columbia	V6C 2X8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 806-3366

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	CIO	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CIO.PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on July 23, 2025, City Office REIT, Inc. (NYSE: CIO) (the “Company”) entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, MCME Carell Holdings, LP, a Delaware limited partnership (“Parent”), and MCME Carell Merger Sub, LLC, a Maryland limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, upon the closing of the transaction, the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Parent.

The Company filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) on September 8, 2025, for the solicitation of proxies in connection with the special meeting of the Company’s stockholders to be held on October 16, 2025, seeking the requisite vote of the Company’s stockholders on matters necessary to complete the Merger. The Company commenced mailing of the Proxy Statement to its stockholders on or about September 8, 2025.

Since entering into the Merger Agreement, the Company has received, to its knowledge, thirteen demand letters from purported stockholders of the Company (the “Demand Letters”). Further, two complaints have been filed by purported stockholders of the Company in the New York Supreme Court (the “Complaints”). The Complaints are captioned as Eric Johnson vs. City Office REIT, Inc., et. al (Case No. 655681/2025) and Andrew Thompson v. City Office REIT, Inc., et. al (Case No. 655671/2025). The Complaints each name the Company and the members of its board of directors as defendants. The Demand Letters and Complaints assert that purportedly material information is omitted from the Proxy Statement. It is possible that additional or similar demand letters may be received by the Company, or that complaints making similar allegations may be filed naming the Company, the members of its board of directors and/or any other parties to the Merger as defendants. Absent new or different allegations that are material or a disclosure obligation under the U.S. federal securities laws, the Company will not necessarily disclose such additional demands or complaints.

The Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law and exchange rules, that no further disclosure beyond that already contained in the Proxy Statement is required under applicable law or exchange rules and that the allegations asserted in the Demand Letters and the Complaints are entirely without merit. However, in order to moot these disclosure claims, to avoid nuisance, cost and distraction and to preclude any efforts to delay the closing of the Merger, and without admitting any culpability, liability or wrongdoing and without admitting the relevance or materiality of such disclosures, the Company is voluntarily supplementing the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, each of the Company and the other defendants specifically denies all allegations in the Demand Letters and the Complaints that any additional disclosure was or is required.

SUPPLEMENTAL DISCLOSURES TO PROXY STATEMENT

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety and is available on the SEC’s website at http://www.sec.gov, along with periodic reports and other information the Company files with the SEC. To the extent that the information set forth herein differs from or updates information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page and paragraph references are to pages and paragraphs in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. The information contained herein speaks only as of October 7, 2025, unless the information indicates another date. New text within restated language from the Proxy Statement is highlighted with bold, underlined text and removed language within restated language from the Proxy Statement is indicated by ~~strikethrough text~~.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by amending and restating the second full paragraph on page 29 of the Proxy Statement as follows:

On May 21, 2024, the Board held a meeting, which the Company’s senior management attended, to further discuss the April 22 Proposal and the Company’s entry into a non-disclosure agreement with Bidder A, as well as an update on Bidder A’s access to a virtual data room (the “VDR”) containing due diligence materials regarding the business and operations of the Company. The Board unanimously approved entry into a non-disclosure agreement with Bidder A. The Board expressed support for management to meet with other potential acquirors based on JLL Securities’ market intelligence during this period. The Board noted that in recent years, there were limited groups interested in the office building space due to the impact of COVID-19. Later that day a non-disclosure agreement was entered into between the Company, Bidder A and Bidder A’s financial partner, a significant real estate investor, that Bidder A had identified as the primary source of equity financing for the proposed transaction. The non-disclosure agreement contained customary standstill restrictions and did not contain a “don’t ask-don’t waive” standstill provision prohibiting Bidder A from requesting that the Board or the Company release it from its standstill obligations. Over the next two weeks, Bidder A conducted a due diligence review of the Company.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by amending and restating the first full paragraph on page 31 of the Proxy Statement as follows:

Between July 22 and August 22, 2024, the Company had discussions with 11 possible investors, including Bidder A, and entered into non-disclosure agreements with five additional parties, including Morning Calm, each with the aim of exploring various Strategic Alternatives. Such non-disclosure agreements did not contain a “don’t ask-don’t waive” standstill provision prohibiting the possible investors from requesting that the Board or the Company release them from their standstill obligations. The Company advised such parties that letters of intent and indications of interest were to be submitted by the first week of September. During this period, Morning Calm and Bidder A (who each had previously signed a non-disclosure agreement) and three other counterparties toured various Company properties in Dallas, Raleigh, Orlando, Tampa, and Phoenix as well as conducted detailed asset review calls with the Company’s management and senior market leaders.

The disclosure under the heading “The Merger—Background of the Merger” is hereby supplemented by amending and restating the paragraph on page 35-36 of the Proxy Statement as follows:

Between June 10, 2025 and July 23, 2025, DLA Piper and Gibson Dunn exchanged several drafts of the proposed Merger Agreement and the parties’ respective management teams and representatives of each of their respective legal and financial advisors engaged in extensive negotiations regarding the terms of the proposed Merger Agreement and other related transaction documents, including regarding (a) the representations and warranties to be made by the parties, (b) our obligations with respect to the operation of our business during the period between the signing of the Merger Agreement and the closing of the Merger, (c) the scope of the restrictions applicable to actions taken by us during the period between the signing of the Merger Agreement and the closing of the Merger (including the provisions related to our ability to pay regular quarterly dividends to holders of our Common Stock during the period between the signing of the Merger Agreement and the closing of the Merger), (d) elements surrounding the “no-shop” provisions related to our obligations to not solicit competing acquisition proposals after the signing of the Merger Agreement, (e) our obligations to cooperate with Parent’s debt financing and assumption efforts, (f) our obligations to cooperate with Parent’s exploration of potential property dispositions, (g) the remedies available to each party under the Merger Agreement, including the triggers and magnitude of the termination fee payable to Parent and reverse termination fee payable to us (and the terms of the limited guarantee of certain payment obligations by Elliott), (h) the requisite closing conditions, including certain lender consents, and (i) the proposed timing for the closing of the Merger, among other items. Morning Calm’s proposal did not include a proposal regarding the participation or employment of the Company’s management in the combined company, nor was it conditioned on any such participation or employment, nor have there been any subsequent negotiations related to any such participation or employment. As of the date hereof, Morning Calm and the Company’s management have agreed that management’s employment shall terminate as of the closing of the Merger.

The disclosure under the heading “Opinion of JLL Securities—Discounted Cash Flow Analysis” is hereby supplemented by amending and restating the second full paragraph on page 48 of the Proxy Statement as follows:

JLL Securities performed a discounted cash flow analysis of the Company by calculating the estimated present value as of June 30, 2025, of the standalone unlevered, free cash flows that the Company was forecasted to generate during the six-month period ending December 31, 2025 and the twelve-month periods ending December 31, 2026 through December 31, 2030, adjusted for the Phoenix Asset Sale, according to the Projections prepared by the Company management through the 2030 calendar year. For additional information regarding the Projections, please see the section of this proxy statement titled “Projections.” JLL Securities calculated terminal values for the Company using the Gordon Growth Method by applying a selected range of perpetuity growth rates of 1.25% to 1.75%, to the Company’s standalone terminal unlevered free cash flows based on its professional judgment and expertise, taking into consideration the market expectations regarding long-term growth of office real estate in the Company’s markets which yielded a mid-point terminal value of $709 million. The unlevered free cash flows and terminal values were then discounted to present value June 30, 2025 using a selected range of discount rates of 7.2% to 8.2% (reflecting JLL Securities’ analysis of the Company’s weighted average cost of capital, determined using the “Capital Asset Pricing Model” and based on information provided to JLL Securities by Company management and other considerations that JLL Securities deemed relevant in its professional judgment and experience, taking into account certain metrics including levered and unlevered betas for a comparable group of companies). An implied per share equity value reference range for the Company was then calculated based on the estimated present value of the Company’s future unlevered free cash flows as provided by the management of the Company and terminal value ~~per share~~ ranging between $606 million and $752 million, less the Company’s outstanding liabilities (as adjusted for the Phoenix Asset Sale), including secured mortgage debt, balance on an unsecured credit facility and term loan, the liquidation preference of Preferred Stock outstanding and net tangible liabilities, plus cash and cash equivalents totaling approximately $454 million, divided by the total number of fully diluted shares of common stock outstanding equal to approximately 42 million, as provided by Company management.

The disclosure under the heading “Opinion of JLL Securities— Comparable Public Companies Analysis” is hereby supplemented by amending and restating the first full paragraph on page 49 of the Proxy Statement as follows:

JLL Securities reviewed publicly available financial and stock market information of the Company and the following four selected companies that JLL Securities viewed as generally comparable to the Company, based on, but not limited to, the following qualities: (i) focus on office investment; (ii) focus on similar geographic markets, i.e., non-gateway; (iii) small- or mid-cap company value; (iv) well-covered by research analysts; and (v) proven public market liquidity, collectively referred to as the “selected REITs”:

~~•~~	~~Cousins Properties Incorporated~~

~~•~~	~~Highwoods Properties, Inc.~~

~~•~~	~~Piedmont Realty Trust, Inc.~~

~~•~~	~~Brandywine Realty Trust~~

Public Peers	EV / ‘26E EBITDA	P / ‘26E FFO	P/(D) to NAV	Implied Cap Rate
Cousins Properties Incorporated (CUZ)	12.2x	9.9x	(5.8%)	7.9%
Highwoods Properties, Inc. (HIW)	12.5x	8.6x	(4.0%)	8.6%
Piedmont Realty Trust, Inc. (PDM)	10.6x	5.0x	(29.3%)	10.1%
Brandywine Realty Trust (BDN)	11.2x	5.7x	(47.9%)	11.6%

The disclosure under the heading “Opinion of Raymond James— Material Financial Analyses” is hereby supplemented by amending and restating the second and third full paragraph on page 55 of the Proxy Statement as follows:

Selected Companies Analysis. Raymond James analyzed the relative valuation multiples of four publicly traded domestic real estate investment trusts with market capitalizations below $5 billion that it deemed relevant and for which future financial estimates were publicly available. ~~The selected publicly traded companies are below:~~

~~•~~	~~Highwoods Properties, Inc.~~

~~•~~	~~Brandywine Realty Trust~~

~~•~~	~~Piedmont Realty Trust Inc.~~

~~•~~	~~Franklin Street Properties Corp.~~

Raymond James calculated and sourced from Wall Street research analysts various financial multiples for each company, including (i) net operating income divided by the implied real estate value of such company using the most recent closing price of the common stock of each selected company, which we refer to as the Implied Cap Rate, (ii) the per share price divided by the consensus funds from operations, which we refer to as the FFO Multiple, estimated for calendar years ending December 31, 2025 and 2026, which we refer to as 2025E and 2026E, respectively, as well as (iii) the per share price divided by the consensus adjusted funds from operations, which we refer to as the AFFO Multiple, 2025E and 2026E. The estimates published by Wall Street research analysts were not prepared in connection with the Merger or at the request of Raymond James and may or may not prove to be accurate. The selected publicly traded companies, as well as their related percentages and multiples, are set forth below:

Company	Implied Cap	FFO Multiple		AFFO Multiple
	Rate	2025E	2026E	2025E	2026E
Highwoods Properties, Inc.	8.5%	9.1x	8.6x	14.9x	14.7x
Brandywine Realty Trust	11.6%	6.9x	5.9x	12.0x	9.0x
Piedmont Realty Trust Inc.	10.0%	5.3x	5.3x	11.5x	13.0x
Franklin Street Properties Corp.	11.3%	18.2x	20.5x	NMF	NMF

Raymond James reviewed the high and the low relative valuation multiples of the selected public companies and compared them to corresponding valuation multiples for the Company implied by the Common Stock Merger Consideration. Raymond James excluded Franklin Street Properties Corp. from the FFO multiples and AFFO multiples set forth below because it is covered by just one analyst and that its AFFO estimates are negative for 2025E and 2026E. The results of the selected public companies analysis are summarized below:

The disclosure under the heading “Opinion of Raymond James— Material Financial Analyses” is hereby supplemented by amending and restating the third and fourth full paragraph on page 56 of the Proxy Statement as follows:

The discounted cash flow analysis was based on the Projections. Consistent with the periods included in the Projections, Raymond James used calendar year 2030 as the final year for the analysis and applied a range of terminal cap rates from 9.0% to 11.0% (which range was selected based on the professional judgment and experience of Raymond James), to calendar year 2030 unlevered free cash flow in order to derive a range of terminal values for the Company in 2030. The implied terminal value for the Company in 2030 based on a terminal cap rate of 10.0% was approximately $824 million.

The projected unlevered free cash flows and terminal values were discounted using rates ranging from 8.0% to 10.0%, which reflected the weighted average after-tax cost of debt and equity capital associated with executing the Company’s business plan. The present value of the implied terminal value for the Company in 2030 based on a terminal cap rate of 10.0% was approximately $512 million. The resulting range of present enterprise values was adjusted by the Company’s current capitalization and divided by fully diluted shares outstanding in 2030 of approximately 43 million based on vesting in order to arrive at a range of present values per share. Raymond James reviewed the range of per share prices derived in the discounted cash flow analysis and compared them to the price per share implied by the Common Stock Merger Consideration. The results of the discounted cash flow analysis are summarized below:

The disclosure under the heading “Opinion of Raymond James— Material Financial Analyses” is hereby supplemented by amending and restating the first and second full paragraph on page 58 of the Proxy Statement as follows:

During the two years preceding the date of Raymond James’s written opinion, Raymond James provided certain investment banking services to Morning Calm ~~Parent~~ for which Raymond James received fees set forth below and Raymond James is a lender to the Company for which it received fees of less than $100,000, but has not provided any investment banking, financial advisory or lending services to Elliott in the last two years for which it has been paid any fees. In addition, Raymond James was then-currently engaged by the Company in connection with an at-the-market offering for which Raymond James had not received any compensation and by Morning Calm ~~Parent~~ in connection with sourcing debt capital in connection with a real estate project for which Raymond James received approximately $435,000 in compensation. In addition, a senior member of the Raymond James deal team representing the Company in connection with the Merger has invested approximately $600,000 in funds affiliated with Morning Calm ~~Parent~~ and another senior member of the Raymond James deal team is a co-investor in a building managed by funds affiliated with Morning Calm ~~Parent~~. Raymond James may provide investment banking, financial advisory and other financial services to the Company and/or Parent or other participants in the Merger in the future, for which Raymond James may receive compensation.

Raymond James is actively involved in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. In the ordinary course of business, Raymond James may trade in the securities of the Company for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Raymond James may provide investment banking, financial advisory and other financial services to the Company, Elliott, Morning Calm and/or Parent or other participants in the Merger in the future, for which Raymond James may receive compensation.

Additional Information and Where to Find It

In connection with the Merger, the Company filed the Proxy Statement with the SEC. The Company commenced mailing of the Proxy Statement to its stockholders entitled to vote at the special meeting relating to the Merger on or about September 8, 2025. This report is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the Merger. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER FILED BY THE COMPANY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. The Proxy Statement, the preliminary proxy statement, and other relevant materials in connection with the Merger and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.cioreit.com.

Participants in Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed Merger are set forth in the Proxy Statement and the other relevant documents filed or to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”) as filed with the SEC on February 20, 2025.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements contained in this Current Report, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon the Company’s current beliefs as to the outcome and timing of future events. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “approximately,” “anticipate,” “assume,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “hypothetical,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” or other similar words or expressions.

There can be no assurance that actual results of forward-looking statements, including but not limited to the consummation of the proposed Merger, will be those anticipated by the Company. Forward-looking statements presented in this Current Report on Form 8-K are based on management’s beliefs and assumptions made by, and information currently available to, management. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements set forth in this Current Report: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the pending Pima Center disposition; the outcome of any legal proceedings that have been or may be instituted against the Company and others following announcement of the Merger Agreement; the inability to complete the proposed Merger due to the failure to satisfy the conditions to the Merger, including obtaining the approval of the Company’s shareholders and other closing conditions more fully described in the Merger Agreement; risks that the proposed Merger disrupts current plans and operations of the Company; potential difficulties in employee retention as a result of the proposed Merger; legislative, regulatory and economic developments; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Merger; the effect of the announcement of the proposed Merger and the pending Pima Center disposition on the Company’s relationships with tenants, operating results and business generally, changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors described in the Company’s news releases and filings with the SEC, including but not limited to those described in the Form 10-K under the heading “Risk Factors” and in the Company’s subsequent reports filed with the SEC, many of which are beyond the Company’s control. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove to be incorrect, the Company’s actual results may vary in material respects from what it may have expressed or implied by these forward-looking statements. The Company cautions that you should not place undue reliance on any of its forward-looking statements. Any forward-looking statement made by the Company in this Current Report speaks only as of the date of this Current Report. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company does not guarantee that the assumptions underlying such forward-looking statements contained in this press release are free from errors. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: October 7, 2025	By:	/s/ Anthony Maretic
		Name:	Anthony Maretic
		Title:	Chief Financial Officer, Secretary and Treasurer